SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[__]
Post-Effective Amendment No.	29 [X]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No.	31 [X]
(Check Appropriate Box or Boxes)

C/Funds Group, Inc.
(Exact Name of Registrant as Specified in Charter)

201 Center Road, Suite Two, Venice, FL	34285
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code	800-338-9477

Roland G. Caldwell, Jr., 201 Center Road, Suite Two, Venice, FL 34285
(Name and Address of Agent For Service)

Approximate Date of Proposed Offering	N/A

It is proposed that this filing will become effective (check appropriate box):

[X]	Immediately upon filing pursuant to paragraph (b)
[__]	On (date) pursuant to paragraph (b)
[__]	60 days after filing pursuant to paragraph (a)(1)
[__]	On (date) pursuant to paragraph (a)(1)
[__]	75 days after filing pursuant to paragraph (a)(2)
[__]	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box
[__]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has elected, under Rules 24(f)2, or Rule 24(f)1 if appropriate, to register an indefinite number of shares and thereunder declares that, in addition to the registration and decrease of a total of (119,528) shares through December 31, 2004, for a total consideration, net of redemptions, of ($1,195,054), on which registration fees were not required, is added an indefinite number of shares. A Rule 24(f)2 Notice has been filed declaring shares sold for the calendar year ended December 31, 2004.

Prospectus

C/Funds Group, Inc.

February 25, 2005

The Series Funds

C/Fund
C/Growth Stock Fund
C/Government Fund
C/Community Association Reserve Fund

C/Funds Group, Inc. (the "Company") is a diversified, open-end, regulated investment company, incorporated in Florida and registered under the Securities Act of 1933 and the Investment Company Act of 1940. It offers four series Funds (the "Funds"), each with its own purpose, investment objectives, and associated risks as described in this Prospectus.

This Prospectus contains information, which you should know about The Company and its Funds before you invest. Please keep it for future reference.

Neither the Securities Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of the prospectus. Any representation to the contrary is a criminal offense.

C/Funds Group, Inc.
201 Center Road, Suite Two
Venice, Florida 34285
Voice: 941-488-6772 ~ Toll-Free: 800-338-9477 ~ Fax: 941-496-4661

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Table of Contents

C/Fund   *

Investment Objective, Strategies, and Risks   *
Fees and Expenses   *
Financial Highlights   *

C/Growth Stock Fund   *

Investment Objective, Strategies, and Risks   *
Fees and Expenses   *
Financial Highlights   *

C/Government Fund   *

Investment Objective, Strategies, and Risks   *
Fees and Expenses   *
Financial Highlights   *

C/Community Association Reserve Fund   *

Investment Objective, Strategies, and Risks   *
Fees and Expenses   *
Financial Highlights   *

Fund Performance Discussion   *

Management and Capital Structure   *

Investment Advisor   *
Capital Structure   *

Shareholder Information   *

Introduction   *
Portfolio Holdings Disclosure   *
Pricing of Fund Shares   *
Purchasing Shares   *
Redeeming Shares   *
Frequent Purchases and Sales   *
Customer Identification Program   *
Orders Requiring a Signature Guarantee   *
Other Rights We Reserve   *
Dividends, Distributions, and Tax Consequences   *
IRA and Retirement Accounts   *

Financial Information   *

Highlights   *
Shareholder Reports   *

Custodian, Auditor, and Distributor   *

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C/Fund

Investment Objective

Seek to maximize shareholder's total returns by investing in securities that offer the potential for capital gains, both realized and unrealized, and that produce dividend and/or interest income. When gains and income are added together, the total can be calculated as a percentage of the amount invested, producing a "total" return in percentage terms. This percentage then allows investors to fairly compare the performance of C/Fund with investment sectors, funds or securities having similar risk and financial traits.

Principal Investment Strategies

The C/Fund portfolio invests in stocks and fixed-income securities in proportions designed to meet its investment objectives while minimizing the risk of net asset value decline. The mix between stocks and fixed investments changes at times in response to market conditions while maintaining some balance within these two major categories most of the time.

While equity markets appear favorable, the Fund buys and holds a reasonably balanced percentage of its assets in:

    Regularly traded common stocks,
    convertible preferred stocks, and
    investment grade convertible bonds issued by listed public companies

The Fund's primary policy is to invest most often in issues such as those traded on the New York Stock Exchange and NASDAQ. However, to take advantage of investment opportunities, it may still invest in equities that may trade over the counter. The Fund is registered and managed as a diversified mutual fund.

When the market experiences major weakness, the Fund reduces equity investments in favor of fixed-income investments to protect asset value. At such times, it would most often invest in the fixed-income investments, such as short term investment grade securities. These investments include:

    U.S. Government issues, or
    Money market investments.

For additional restrictions that the Fund has imposed upon itself, please see the appropriate section in the Fund's Statement of Additional Information. It is on file with the Securities and Exchange Commission and is available to you free at your request placed to the telephone number or address shown on the cover of this Prospectus.

Principal Investment Risks

Investor Profile

A conservative investor who wants a fair current income plus potential for appreciation.

Risks

As with all marketable securities, risk of price declines of Fund securities is unavoidable. During times when the Fund is substantially invested in securities, its value can be adversely affected by a market decline. While shifted to fixed income investments, the fund is subject to interest rate risks associated with investment maturities. In its efforts to match or exceed returns produced by the popular market averages such as the Dow Jones Industrial Average and the Standard and Poor's 500 Average the Fund attempts to minimize the risk of asset value declines. It seeks to do this by being less exposed to equities during periods when the general market is weak and being more exposed to equity risk when the general market is strong. Even though that is a Fund objective, there is no assurance that it can be achieved. Correct timing of movement from one type of investment to another is critical but difficult to accomplish successfully at all times. Investors should remember that loss of money is a risk of investing in this or any other fund.

C/Fund (continued)

Principal Investment Risks (continued)

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risks of investing in C/Fund. The bar chart shows changes in the Fund's before-tax performance from year to year over a 10-year period. The table shows how the Fund's average annual returns for one, five, and ten years compare to those of a broad-based securities market index. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

During the period shown in the following bar chart, the highest return for a quarter was 17.1% (quarter ending December 31, 1998) and the lowest return for a quarter was -9.4% (quarter ending March 31, 2001).

Average Annual Total Returns
(for the periods ended December 31, 2004, 2000, and 1995)

Fund & Comparison Index	Return	1 Year	5 Years	10 Years
C/Fund	Return Before Taxes	2.91%	-1.52%	8.22%
	Return After Taxes on Distributions	2.77%	-2.95%	6.52%
	Return After Taxes on Distributions and Sale of Fund Shares	1.88%	0.01%	6.82%
S&P 500 Index*	(reflects no deduction for [fees, expenses, or taxes])	10.85%	-2.30%	12.07%
* This is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Sales Commissions to Purchase Shares	None	Investment Advisor's Fee	1.00%
Commissions to Reinvest Dividends	None	12b-1 Fees	None
Redemption Fees	None	Other Operating Expenses	1.00%
		Total Operating Expenses	2.00%

C/Fund (continued)

Fees and Expenses of the Fund (continued)

Examples:

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$203	$627	$1,078	$2,327

Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return is hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate, before taxes, that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Gregory, Sharer and Stuart, whose report, along with the Fund's financial statements, are included in the Company's Annual Report, which is available upon request.

	2000	2001	2002	2003	2004
Net Asset Value Beginning of Period	$24.62	$14.68	$13.19	$12.87	$15.32
Net Investment Income (Loss)	.06	.14	.17	.06	.07
Net Realized and Unrealized Gain (Loss) on Investments	(5.02)	(1.49)	(.17)	2.42	.37
Total Income (Loss) From Investment Income	(4.96)	(1.35)	--	2.48	.44
Dividends From Net Investment Income	(.06)	(.14)	(.17)	(.03)	(.06)
Distributions from Net Realized Capital Gains	(4.92)	--	--	--	--
Returns of Capital	--	--	(.15)	--	--
Total Distributions	(4.98)	(.14)	(.35)	(.03)	(.06)
Net Asset Value at End of Period	14.68	13.19	12.87	15.32	15.70

Total Return	(17.20%)	(9.06%)	.12%	19.40%	2.91%
Net Assets at End of Period (000s)	$6,700	$4,218	$3,606	$4,132	$4,182
Ratio of Expenses to Average Net Assets	1.83%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Income to Average Net Assets	2.13%	3.05%	3.70%	2.35%	.44%
Portfolio Turnover Rate	100.18%	124.36%	81.76%	9.45%	14.38%

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C/Growth Stock Fund

Investment Objective

Maximum principal appreciation with dividend income a secondary consideration while investing substantially all of the Fund's assets in stocks at all times.

Principal Investment Strategies

The C/Growth Stock Fund portfolio invests substantially all of its assets, regardless of market conditions, in the common stocks or equivalents (such as convertible preferreds or bonds) of more rapidly growing companies. Some Fund assets are invested in large capitalization companies, but a major portion may be invested in medium to small capitalization companies having a total capital value of $1billion or less. The advisor makes investment selections by identifying companies that have above average growth prospects, regardless of capitalization or annual sales volume. Substantially all of its assets are invested all of the time in stocks. Liquid assets in the Fund that are awaiting investment in stocks are held in short term money market accounts or in short term U.S. government securities having maturities of less than one year.

Stock selections are made using a variety of research sources, including proprietary analytical methodology that produces quantitative, computer-generated analyses of corporate financial information. These sources and analyses help identify companies whose management appears to understand how to build shareholder wealth regularly and systematically, and manages to that end. The advisor's research indicates that understanding the importance of regularly maintaining or increasing corporate returns on invested capital ultimately creates a positive impact on the market value of the targeted company's outstanding shares. The advisor believes this is largely due to the company earning a return on invested capital that is consistently higher than the "cost" of its invested capital. When this takes place, shareholder wealth increases as a result of the rise in share price.

Principal Investment Risks

Investor Profile

The investor who wants potentially rapid principal value appreciation and who is willing to assume a higher degree of risk and more net asset value volatility.

Risks

The characteristics of securities selected for this Fund include the possibility for rapid growth and appreciation. However, they also commonly possess greater risk of price declines and in some rare cases, even corporate insolvency when less seasoned companies and management teams are unable to compete successfully in their respective businesses. The aggressive approach taken in this Fund can result in greater price volatility with attendant above average fluctuations in net asset value per Fund share, including a loss in value during periods when shares of stock of smaller companies lose favor with investors.

The advisor does not consider portfolio turnover a constraint when deciding to take profits or losses or to re-employ assets in investments better suited to meeting Fund objectives. Accordingly, the Fund can have higher turnover compared to funds with longer term orientations. This can cause the Fund to frequently realize capital gains or losses, which it distributes to shareholders annually for inclusion in their personal income tax return. (See the "Federal Income Tax Status" section on page * for more information about capital gains tax status.) Investors should remember that loss of money is a risk of investing in this or any other fund.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risks of investing in C/Growth Stock Fund. The bar chart shows changes in the Fund's before-tax performance from year to year since its first full year of operation. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

C/Growth Stock Fund (continued)

Risk/Return Bar Chart and Table (continued)

During the period shown in the bar chart, the highest return for a quarter was 25.7% (quarter ending December 31, 1998) and the lowest return for a quarter was -15.9% (quarter ending September 30, 2001).

Average Annual Total Returns
(for the periods ended December 31, 2004, 2000, and 1995

Fund & Comparison Index	Return	1 Year	5 Years	10 Years
C/Growth Stock Fund	Return Before Taxes	16.22%	-1.24%	10.97%
	Return After Taxes on Distributions	15.28%	-2.19%	9.20%
	Return After Taxes on Distributions and Sale of Fund Shares	10.87%	-0.08%	8.56%
S&P 500 Index*	(reflects no deduction for [fees, expenses, or taxes])	10.85%	-2.30%	12.07%
* This is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Sales Commissions to Purchase Shares	None	Investment Advisor's Fee	1.00%
Commissions to Reinvest Dividends	None	12b-1 Fees	None
Redemption Fees	None	Other Operating Expenses	1.00%
		Total Operating Expenses	2.00%

C/Growth Stock Fund (continued)

Examples

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$203	$627	$1,078	$2,327

Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return is hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate, before taxes, that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Gregory, Sharer and Stuart, whose report, along with the Fund's financial statements, are included in the Company's Annual Report, which is available upon request.

	2000	2001	2002	2003	2004
Net Asset Value Beginning of Period	$17.29	$14.56	$12.07	$9.04	$11.68
Net Investment Income (Loss)	(.19)	(.16)	(.11)	(.14)	(.17)
Net Realized and Unrealized Gain (Loss) on Investments	(.85)	(2.16)	(2.88)	3.26	2.07
Total Income (Loss) From Investment Income	(1.04)	(2.32)	(2.99)	3.12	1.90
Dividends From Net Investment Income	(.02)	--	--	(.42)	--
Distributions from Net Realized Capital Gains	(1.67)	(.17)	(.04)	(.06)	(.74)
Returns of Capital	--	--	--	--	--
Total Distributions	(1.69)	(.17)	(0.4)	(.48)	(.74)
Net Asset Value at End of Period	14.56	12.07	9.04	11.68	12.84

Total Return	(5.33%)	(15.59%)	(24.75%)	34.40%	16.22%
Net Assets at End of Period (000s)	$3,370	$1,685	995	$1,333	$1,527
Ratio of Expenses to Average Net Assets	1.83%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Income to Average Net Assets	.75%	.79%	.99%	.59%	(1.39%)
Portfolio Turnover Rate	46.40%	26.46%	144.03%	152.96%	100.56%

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C/Government Fund

Investment Objective

Seek to earn and pay out to shareholders a regular income return above that produced by money market portfolios while also minimizing net asset value volatility and credit risk.

Principal Investment Strategies

This Fund invests substantially all of its assets in obligations of the U.S. government or one or more of its agencies which offers the opportunity to minimize price change and uses yield curve timing and maturity step-laddering. It only seeks the higher yields available on issues with maturities longer than a year when the attendant net asset value fluctuations appear to be at a minimum due to a lower probability that interest rates in general will rise.

The Fund buys seasoned issues below or above par or face value and step-ladders the portfolio so that issues usually mature at regular intervals, creating reinvestment opportunities in varying interest rate environments. While there are no restrictions on maturities or terms of purchased issues, the advisor typically invests in issues with under 10 year maturities. Maturities may change from time to time according to the Fund advisor's views on future interest rate trends. Volatility of the Fund's share NAV is minimized if the manager is successful in shortening the duration of its bond portfolios when rates appear to be likely to rise, and lengthening duration or the average maturity of the Fund's securities when inflationary influences and expectations appear to be on the wane, thus increasing the probability that interest rates will hold near current levels or even decline during periods ahead.

Typically, all available monies are invested in government issues to the extent practical, economical, and warranted by the then-existing interest rate climate as it relates to the Fund's objectives. When any monies are uninvested, they are automatically swept overnight into a short term money market which the advisor considers a permanent portfolio investment class or sector.

Principal Investment Risks

Investor Profile

The investor who wants income and principal safety with minimum net asset value volatility, but who also seeks a higher return than that which is available through money market or bank savings accounts.

Risks

The advisor tries to minimize net asset value changes by adjusting the portfolio from time to time, and to reduce share price risk through various portfolio management techniques. But, shareholders should know that fluctuations will likely occur in line with any changes in the government issues held. Longer maturities afford higher yields but contribute to price fluctuation. This risk of price decline is always present and investors in Fund shares should be aware that the Fund will not always be able to achieve its objective of minimum price fluctuations. Investors should remember that loss of money is a risk of investing in this or any other fund.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risks of investing in C/Government Fund. The bar chart shows changes in the Fund's before-tax performance from year to year its first full year of operation. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

C/Government Fund (continued)

Risk/Return Bar Chart and Table (continued)

During the period shown in the bar chart, the highest return for a quarter was 5.1% (quarter ending September 30, 1998) and the lowest return for a quarter was -1.0% (quarter ending June 30, 2004).

Average Annual Total Returns
(for the periods ended December 31, 2004, 2000, and 1995

Fund & Comparison Index	Return	1 Year	5 Years	10 Year
C/Government Fund	Return Before Taxes	-0.16%	3.50%	4.94%
	Return After Taxes on Distributions	-0.58%	2.28%	3.20%
	Return After Taxes on Distributions and Sale of Fund Shares	0.20%	2.21%	3.01%
Merrill Lynch 1-10 Year Treasury Index*	(reflects no deduction for [fees, expenses, or taxes])	1.96%	6.23%	6.60%
* This is a widely recognized index of U.S. Government securities with maturities of 1 to 10 years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Sales Commissions to Purchase Shares	None	Investment Advisor's Fee	.50%
Commissions to Reinvest Dividends	None	12b-1 Fees	None
Redemption Fees	None	Other Operating Expenses	.71%
		Total Operating Expenses	1.21%

C/Government Fund (continued)

Examples

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$123	$384	$665	$1,466

Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return is hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate, before taxes, that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Gregory, Sharer and Stuart, whose report, along with the Fund's financial statements, are included in the Company's Annual Report, which is available upon request.

	2000	2001	2002	2003	2004
Net Asset Value Beginning of Period	$9.79	$9.98	$10.13	$10.20	$10.11
Net Investment Income (Loss)	.47	.36	.11	.10	.11
Net Realized and Unrealized Gain (Loss) on Investments	.19	.15	.07	(.02)	(.13)
Total Income (Loss) From Investment Income	.66	.51	.18	.08	(.02)
Dividends From Net Investment Income	(.47)	(.36)	(.11)	(.09)	(.11)
Distributions from Net Realized Capital Gains	--	--	--	--	--
Returns of Capital	--	(.01)	(.08)	(.08)	(.08)
Total Distributions	(.47)	(.37)	(.19)	(.17)	(.19)
Net Asset Value at End of Period	9.98	10.13	10.20	10.11	$9.90

Total Return	8.39%	5.48%	3.20%	.86%	(.16%)
Net Assets at End of Period (000s)	$273	$455	$3,073	$3,586	$2,455
Ratio of Expenses to Average Net Assets	.99%	1.16%	2.00%	1.21%	1.21%
Ratio of Net Income to Average Net Assets	5.87%	4.77%	3.08%	2.20%	1.11%
Portfolio Turnover Rate	.00%	38.75%	24.56%	15.45%	7.43%

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C/Community Association Reserve Fund

Investment Objective

Seek to earn a regular income return that is greater than can be earned on a money market type investment while minimizing fluctuations in the Fund's NAV.

Principal Investment Strategies

This specialty Fund is specifically designed and managed as a repository for reserve funds of Florida "Community Associations" with the goals of:

    A higher return than is available from other forms of eligible investments, and
    Net asset value safety and stability.

The Fund qualifies as an eligible investment for association reserve funds under Florida law and invests solely in obligations of the U.S. government or its agencies. It invests in short to intermediate term issues, most often having an average maturity of under 5 years. While fluctuations may be greater with maturities greater than one year, the Fund advisor manages the portfolio to meet its objectives while seeking to minimize share price volatility.

Mathematical comparison of price risk potential to intermediate duration yields information that the advisor uses to assess whether investing in higher interest paying issues of longer maturity is profitable enough to justify or offset the added risk of price fluctuations. The advisor also uses portfolio management techniques, which may include, among others, yield-curve timing and portfolio maturity step-laddering to achieve Fund goals. Lengthening the Fund portfolio's average maturity or duration during periods of easing inflation and interest rates and shortening during periods of rising inflation fears, helps the Fund achieve its objectives.

Principal Investment Risks

Investor Profile

"Community Associations" that want to invest reserve funds safely while earning a higher return than is available on bank deposits or money market accounts with minimum net asset value fluctuation. This Fund is solely for Florida "Community Associations" which are registered and operating under the regulation of the State of Florida Bureau of Condominiums.

Risks

The advisor tries to minimize net asset value changes by adjusting the portfolio from time to time, and to reduce share price risk through various portfolio management techniques. However, associations investing reserve funds in this Fund should be aware that it is unlikely that the Fund will be successful in every instance when it seeks to minimize volatility or price declines in the Fund's NAV. The longer the maturity of issues held the larger the percentage of price change when interest rates change, both up and down. The Fund seeks to minimize price declines by shortening maturities of issues held prior to an actual rise in interest rates rather than waiting until an actual rise takes place. This tends to reduce returns to shareholders when an incorrect assessment has been made about interest rates but reduces the volatility of Fund shares due to the smaller price changes inherent with shorter term maturity issues. Investors should remember that loss of money is a risk of investing in this or any other fund.

Risk/Return Bar Chart and Table

The following bar chart and table provide an indication of the risks of investing in C/Community Association Reserve Fund. The bar chart shows changes in the Fund's before-tax performance from year to year since its first full year of operation. The table shows how the Fund's average annual returns for one and five years and since inception compare to those of a broad-based securities market index. Remember that the Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

C/Community Association Reserve Fund (continued)

Risk/Return Bar Chart and Table (continued)

During the period shown in the bar chart, the highest return for a quarter was 2.6% (quarter ending December 31, 1997) and the lowest return for a quarter was -0.3% (quarter ending December 31, 2003).

Average Annual Total Returns
(for the periods ended December 31, 2004, 2000, and 1995

Fund & Comparison Index	Return	1 Year	5 Years	10 Years
C/Community Association Reserve Fund	Return Before Taxes	0.06%	2.80%	4.11%
	Return After Taxes on Distributions	-0.32%	1.68%	2.40%
	Return After Taxes on Distributions and Sale of Fund Shares	0.08%	1.76%	2.50%
Merrill Lynch 1-10 Year Treasury Index*	(reflects no deduction for [fees, expenses, or taxes])	1.96%	6.23%	6.60%
* This is a widely recognized index of U.S. Government securities with maturities of 1 to 10 years.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholder Transaction Expenses (fees paid directly from your investment)		Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Sales Commissions to Purchase Shares	None	Investment Advisor's Fee	.50%
Commissions to Reinvest Dividends	None	12b-1 Fees	None
Redemption Fees	None	Other Operating Expenses	.75%
		Total Operating Expenses	1.25%

C/Community Association Reserve Fund (continued)

Examples:

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$127	$397	$686	$1,511

Expenses shown in these examples do not represent actual past or future expenses. Actual expenses may be more or less than those shown. The assumed 5% return is hypothetical, and is not a representation or prediction of past or future returns, which may be more or less than 5%.

Financial Highlights

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate, before taxes, that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Gregory, Sharer and Stuart, whose report, along with the Fund's financial statements, are included in the Company's Annual Report, which is available upon request.

	2000	2001	2002	2003	2004
Net Asset Value Beginning of Period	$9.85	$9.91	$10.01	$10.07	$9.86
Net Investment Income (Loss)	.47	.37	.22	.19	.10
Net Realized and Unrealized Gain (Loss) on Investments	.06	.10	.06	(.17)	(.10)
Total Income (Loss) From Investment Income	.53	.47	.28	.02	--
Dividends From Net Investment Income	(.47)	(.37)	(.22)	(.19)	(.10)
Distributions from Net Realized Capital Gains	--	--	--	--	--
Returns of Capital	--	(.02)	(.06)	(.04)	--
Total Distributions	(.47)	(.39)	(.28)	(.23)	(.10)
Net Asset Value at End of Period	9.91	10.01	10.07	9.86	$9.76

Total Return	5.57%	5.02%	3.36%	.16%	.06%
Net Assets at End of Period (000s)	$890	$776	$767	$654	$509
Ratio of Expenses to Average Net Assets	1.02%	1.16%	1.82%	1.22%	1.25%
Ratio of Net Income to Average Net Assets	5.84%	4.86%	4.00%	3.11%	1.02%
Portfolio Turnover Rate	19.80%	73.00%	38.75%	17.42%	56.97%

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Fund Performance Discussion

Management's discussion of Fund performance is contained in the Company's Annual Report and in the Investment Letters produced monthly by its Custodian, Caldwell Trust Company and mailed to all shareholders. Both the Annual Report and these Investment Letters are made a part of this Prospectus by reference. To receive a free copy of the Annual Report, call or write the Company at the telephone number or address shown on both the front and back covers of this Prospectus. To review or print the Annual Report and Investment Letters via the internet, go to http://www.ctrust.com.

Management and Capital Structure

Investment Advisor

Omnivest Research Corporation
201 Center Road, Suite Two
Venice, FL 34285
Voice: (941) 493-3600
Toll-Free: (800) 338-9477
Fax: (941) 496-4660

The Company's Funds retain Omnivest Research Corporation ("ORC") as investment Advisor under annual contracts with each Fund. ORC is registered under the Investment Advisors Act of 1940 and with the Florida Division of Securities, Tallahassee, Florida. As such, it periodically files reports with both agencies, which are available for public inspection.

ORC is a Florida corporation wholly owned by Trust Companies of America, Inc., a holding company controlled by Roland G. Caldwell and his family. It has provided services to, and has had experience with, the management of investment companies since 1984. Its investment management history, and that of its principal, Roland G. Caldwell, includes serving as portfolio manager and/or investment advisor to corporations, individuals, retirement accounts, charitable foundations, and insurance companies. As of the date of this Prospectus, the sole business and activity of ORC is to provide investment management and advice under contract to the Company's Fund series.

Roland G. Caldwell and Roland G. Caldwell, Jr. are the primary investment professionals and Fund managers within ORC. The senior Mr. Caldwell has been active without interruption since 1958 in the field of investment research and portfolio management, both privately and as an officer of large domestic and foreign trust and banking institutions. Mr. Caldwell, Jr., who is President of ORC, has worked in the financial services industry since 1988 in trust account administration for individual investors as well as investment company and investment advisor management.

As Advisor to all Fund series, ORC receives the following fees:

    1% per annum of the average daily market value of the net assets of C/Fund and C/Growth Stock Fund, and
    .5% per annum of the average daily market value of C/Government Fund and C/Community Association Reserve Fund.

Although 1% of assets may be higher than fees paid by some other equity mutual funds, the Advisor believes it to be comparable to those charged by other advisors to funds with similar objectives. The fee also takes into account that the Advisor pays costs of administering the Company's Fund series portfolios, including accounting record maintenance and shareholder ledgers.

Under terms of the advisory agreement, total expenses of each Fund series have been voluntarily limited to no more than 2% of Fund net assets in any one year. If actual expenses ever exceed the 2% limitation, the Advisor reimburses the Fund for such excess expenses and fully discloses to Fund shareholders in financial statements in accordance with generally accepted accounting practices.

Management and Capital Structure (continued)

Investment Advisor (continued)

ORC has its registered offices at 201 Center Road, Suite Two, Venice, Florida, 34285. C/Funds Group, Inc., shares facilities, space and staff with both its custodian and with ORC.

Presently, the Company leases mutual fund software from C/Data Systems which is wholly-owned by Trust Companies of America, Inc. (For additional details, please refer to the Investment Advisory and Other Services section in the Statement of Additional Information).

Capital Structure

Organized October 24, 1984, the Company and its entire capitalization consists solely of 5 million shares of authorized common stock with a par value of $.001 each. When issued, each full or fractional share is fully paid, non-assessable, transferable and redeemable.

Shareholder Information

Introduction

As a shareholder, you vote your Fund series shares at each annual or special meeting on any matters on which you are entitled to vote by law or under provisions of the Company's articles of incorporation. All shares are of the same class, and each full share has one vote. Fractional shares (issued to three decimal places) have no voting rights.

You also vote to elect corporate directors and on other matters that affect all Fund series. As a holder of a particular Fund series, you vote on matters that exclusively affect that Fund series. For example, you would vote on an investment advisory agreement or investment restriction relating to your Fund series alone.

As holders of a particular Fund series, you have distinctive rights regarding dividends and redemption, which are more fully described, later in this Prospectus and in the Statement of Additional Information. The Board of Directors, at its discretion, declares dividends for each Fund series as often as is required for the Company to maintain qualification under Sub-Chapter M of the IRS code.

Direct all shareholder inquiries to the Company at the address and telephone number listed on the cover page of this Prospectus.

Portfolio Holdings Disclosure

A description of the Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Company's Statement of Additional Information. Currently, disclosure of the Funds' holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. The Company will provide free copies of these reports upon request by toll-free call to 800-338-9477.

Pricing of Fund Shares

The Company calculates the Net Asset Value ("NAV") at the last known trade price on or after the 4:00 p.m. close (New York time) of business on the New York Stock Exchange ("NYSE") on each day the Company and the NYSE are open, and on any other day in which enough trading in portfolio securities occurs so that value changes might materially affect the current net asset value. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Additionally, the Fund closes on Columbus Day and the day after Thanksgiving.

Shareholder Information (continued)

Pricing of Fund Shares (continued)

The Fund ordinarily values its portfolio of securities based on market quotes. If quotations are not available, it values securities or other assets by a method which the Board of Directors believes most accurately reflects fair value. For each security, the Fund receives two prices each day from Bloomberg: the last trade and the "evaluation price." This evaluation price is calculated on a matrix by Bloomberg for lightly traded securities for which the last trade price might be stale and therefore no longer accurate. The Funds' system uses last trade price if it is on the current day, and the evaluation price otherwise. Using fair value pricing could result in a slightly inaccurate, although as accurate as can be obtained, price for an individual security, being used in a Fund's NAV calculation.

The formula for calculating the NAV per share is:

Total market value of all assets, cash and securities held, minus
Any liabilities, divided by
The total number of shares outstanding that day.

Purchasing Shares

The Company requires no minimum to open an account or to make subsequent investments. After opening an account, you can make purchases in person or by mail. To open an account:

    Complete and sign the application enclosed with each Prospectus,
    Return it personally or by mail to the Company at 201 Center Road, Suite Two, Venice, FL 34285, along with a check payable to the name of the Fund in which you are investing.

Your check for an initial or subsequent investment does not have to be certified. If your check does not clear, the Company will cancel your order(s) and you may be liable for losses or fees incurred, or both.

On the business day the Company receives your completed application and check, the Company purchases shares for your account at the NAV per share of the Fund you selected, as calculated that same day.

The Company opens a separate account for you for each Fund you purchase. It credits each account with, and holds in it, all shares that you purchase or that are issued to you, such as automatic dividend reinvestments and capital gains distributions. The Company allocates fractional shares for purchases (and redemptions), including reinvested distributions. For example, if you purchase $1,000 at a NAV of $11.76 per share, the Company will credit your account with 85.034 shares. Remember that for voting purposes, fractional shares are disregarded.

If you want dividend or capital gains distributions in cash rather than additional shares, or want share certificate issued, you can make a written request containing all documentation that the Company requires. Call the Company at 1-800-338-9477 or write to the address shown on the front cover of this Prospectus to find out about the documentation the company requires for such requests.

To accommodate IRA investments and IRA rollovers, which are often odd amounts, the Company allows all IRA participants to invest or rollover such IRA monies in Fund shares in any amount that is eligible or allowed under current Internal Revenue Service rules.

The Company reserves the right to reject new account applications or additional purchases for an existing account. It also reserves the right to terminate the offering of shares made by this Prospectus if the Board of Directors determines that such action is in the interest of shareholders.

Redeeming Shares

The Company will redeem, with no redemption fee, all or any portion of your shares in any Fund on any day that a NAV is calculated for that Fund. The price paid to you will be the NAV per share next determined after the Company receives your redemption request.

Shareholder Information (continued)

Redeeming Shares (continued)

To redeem shares, you and any other owner of the affected account must sign a written request in the exact same way that the shares are registered as shown on the original application you submitted which the Company holds in its records.

If you hold a share certificate, to redeem it you must deposit it with the Company along with all necessary legal documentation. That documentation includes, but is not necessarily limited to, a written and signed redemption request with the signature guaranteed by an official of a commercial bank, trust company, or member firm of the New York Stock Exchange.

The Company normally pays for redeemed shares on the next business day immediately following the redemption date. The Company reserves the right, however, to withhold payment for up to seven (7) calendar days if necessary to protect the interests of the Company or its shareholders. Redemption proceeds are mailed to the shareholder's current mailing address.

If you purchase shares and then request redemption within 15 days, you are not eligible to receive payment until the Company determines to its satisfaction that the funds you used to make the purchase have cleared and are available for payout.

No minimum amount is necessary to keep an account open, except that the Company reserves the right to request that small accounts be redeemed and closed if the cost of activity in the accounts is unjustified. The Company will provide prior notice of not less than 60 days to shareholders before closing an account as an opportunity for additional funds to be invested. No automatic redemptions will be made in accounts solely due to the amount of money invested.

Share redemptions, whether voluntary or involuntary, may result in your realizing a taxable capital gain or loss. If you "exchange" the shares of one fund for another. The shares from the sending fund are treated as a sale and are therefore taxable.

Frequent Purchases and Sales

The Company serves as its own transfer agent and is itself the only avenue of share purchases and sales. As such, the Company is able to monitor purchases and sales for unusual activity. It is the Company's adopted policy to refuse or discontinue share sales to any investor who, in its opinion, is or may disrupt normal fund operations or adversely affect the interests of CFI or fund shareholders by engaging in frequent or short-term purchase and redemption practices or by other actions. The Company has no arrangements with any person to permit frequent purchases and redemptions in fund shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. what this means for you is that when you open an account, we will ask for your name, address, date of birth, and other information (for example, your tax identification number and/or other government-issued identification number) that will allow us to identify you. We will also ask to see your driver's license number or other identifying documents. Additional information may be required in certain circumstances. New Account Applications without such information may not be accepted.

Orders Requiring a Signature Guarantee

There are several circumstances where you will need to make share transactions in writing and accompany your order with a signature guarantee (the original guarantee, not a copy). The main circumstances are when you:

    Send written instructions to redeem amounts of $50,000 or more.
    Instruct us to send redemption proceeds or fund distributions to an address other than the address of record or to a bank account other than the bank of record.
    Request a redemption with proceeds to be sent by check within 30 days of having made an address change.
    Instruct us to change his or her address and in the same letter of instruction authorizes a redemption with proceeds to be sent by check to the new address.

Shareholder Information (continued)

Orders Requiring a Signature Guarantee (continued)
    Instruct us to exchange shares between differently registered accounts.
    Change or add bank account information.
    Instruct us to transfer IRA assets to or from C/Funds Group, Inc. to or from another custodian if the amount to be transferred is $250,000 or more.
    Change your account registration (for example, from a jointly registered account to an individually registered account).
    Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if he or she is giving a gift of shares).
    Change the beneficiary for a non-retirement account established with transfer on death instructions.

Other Rights We Reserve

You should be aware that we may do any of the following:

    Reject your account application if you fail to give us a correct Social Security or other Tax ID number.
    Withhold a percentage of your distributions as required by federal tax law if we have been notified by the IRS that you are subject to backup withholding, or if you fail to give us a correct taxpayer ID number or certification that you are exempt from backup withholding.

Dividends, Distributions, and Tax Consequences

The Company intends to remain a qualified "regulated investment company" under Sub-Chapter M of the Internal Revenue Code and qualify for the special tax treatment available by adhering to strict, self-imposed restrictions.

Distributions to you as a shareholder of a particular Fund come from interest and dividends that the Fund receives and net capital gains realized during the tax year. Whether received in cash or as additional shares, distributions of interest, dividends, and short-term capital gains are normally considered as taxable in most instances as ordinary income when received. Distributions of long-term capital gains are taxable at the appropriate rate. Under tax rules, individual taxpayers must report 100% of all income earned on shares owned with no deduction allowed for certain fees and expenses incurred. In short, all distributions of dividends, interest, and capital gains realized are normally subject to tax.

Early each calendar year, the Company will give you the information you need to correctly report the amount and type of dividends and distributions on your tax return. To avoid the Company having to withhold a portion of your dividends, you must provide needed information, including a valid, correct Social Security or Tax Identification Number.

IRA and Retirement Accounts

If you are eligible to open and/or make deposits to an Individual Retirement Account ("IRA") including a Roth IRA, or Self-Employed IRA ("SEP-IRA"), you can use the Company as custodian to hold Fund shares, but no other form of investments, securities, or assets. You must use a trust company or other eligible custodian to hold any non-Fund related securities or investments. Caldwell Trust Company, the Fund's custodian, is eligible to serve as custodian for such purposes. It can and will serve as custodian for any Fund shares on request. (For more information regarding such services and fees, please call or write Caldwell Trust Company directly or the Company at the address and telephone number shown on the front page of this Prospectus).

If you have or open an IRA or SEP-IRA account and want to invest all or portion of your deposits in shares of any Fund series, you can do so by opening a "Self-Directed" IRA or SEP-IRA account with the Company. To obtain copies of the forms needed to open an account, write or call the Company. Retirement plans and other "rollovers" are eligible to be rolled into an IRA or SEP-IRA account with the Company, as are rollovers from most other types of qualified retirement accounts. The Company makes no charge of any kind to open, maintain or close an IRA account invested 100% in shares of any Fund series.

Shareholder Information (continued)

IRA and Retirement Accounts (continued)

You can also invest funds deposited into other types of profit-sharing, pension or retirement plans, including Keogh accounts in shares of any Fund series. However, the qualification and certification of such "Plans" must first be prearranged with a pension or tax specialist who is qualified to assist and oversee plan compliance requirements. Although the Company retains an expert to help you establish such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment, compliance or maintenance of IRS-qualified retirement plans. The Company recommends that you retain professional counsel for such purposes

Financial Information

Highlights

Financial highlights for each Fund for the past five years, or since inception if less, are included in the discussions of each Fund. This information has been audited by Gregory, Sharer & Stuart whose report, along with the Fund's financial statement, are available upon request.

To review this information for:

    C/Fund, go to page * ..
    C/Growth Stock Fund, go to page * ..
    C/Government Fund, go to page * ..
    C/Community Association Reserve Fund, go to page * ..

Shareholder Reports

The Company's latest annual financial statement is a part this Prospectus by reference. If an interim financial statement with a later date is available, it is incorporated by reference also. These reports include:

    Statement of Assets and Liabilities,
    Statement of Operations,
    Statement of Changes in Net Assets,
    Schedule of Fund Investments,
    Per Share Tables,
    Notes to financial statements, and
    Any applicable supplementary information.

You receive the most recent annual statement and interim statement if applicable, along with this Prospectus. Existing shareholders are the exception, because they receive their statements earlier. You can request a free copy of the most recent financial reports by contacting the Company at the address on the cover of this Prospectus.

Custodian, Auditor, and Distributor

Custodian

Caldwell Trust Company, 201 Center Road, Suite Two, Venice, FL, 34285, serves as custodian of the Funds' assets. Under an agreement as agent for the Company, it is empowered to:

    Hold all assets, securities and cash for each separate series. It may do so in the trust company's name or in its nominee name (or names). It accounts to each Fund regularly for these holdings.
    Accept instructions for the purchase, sale or reinvestment of all Fund assets from the Company's president or from the Funds' investment advisors.
    Disburse funds for authorized shareholder redemptions.

Custodian, Auditor, and Distributor (continued)

Auditor

Gregory, Sharer & Stuart, P.A., 100 2nd Ave. S., Suite 600, St. Petersburg, FL 33701, Certified Public Accountants, serves as the independent public accountant and auditor for the Company and its Funds. Neither the firm nor any of its principals or staff holds any financial interest directly or indirectly in the Company or in any of its Funds.

Distributor

The Company acts as distributor of all shares of its Funds and maintains its own shareholder register by Fund, acting as transfer agent for all common shares outstanding.

The Statement of Additional Information for C/Funds Group, Inc. contains more information about the Company and its Funds. The Company's Annual Report and its Semi-Annual Report if applicable (which are incorporated into this Prospectus by reference) also provide additional information. In the Annual Report, you will find a discussion of the Funds' performance during its last fiscal year.

The Statement of Additional Information, Annual Report, and Semi-Annual Report if applicable are available to shareholders without charge. To request a copy of any of these documents, call or write C/Funds Group, Inc. at the telephone number or address shown below.

Information about the Company and its Funds can be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Company and its Funds are available from the EDGAR Database on the Commission's internet site at http://www.sec.gov and copies of this information may be obtained, on payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

C/Funds Group, Inc.
Investment Company Act File Number 811-04246

201 Center Road, Suite Two ~ Venice, Florida 34285 ~ 941-488-6772 ~ 800-338-9477
http://www.ctrust.com/cfunds.htm

Statement of Additional Information

C/Funds Group, Inc.

201 Center Road, Suite Two
Venice, Florida, 34285
Voice: 941-488-6772 ~ Toll-Free: 800-338-9477 ~ Fax: 941-496-4661

February 25, 2005

C/FUNDS GROUP, INC. ("the Company") is an open-end diversified investment management company that operates a series of funds in four portfolios ("the Funds") under the names C/FUND, C/GROWTH STOCK FUND, C/GOVERNMENT FUND, AND C/COMMUNITY ASSOCIATION RESERVE FUND.

This Statement of Additional Information is not a Prospectus. You should read it in conjunction with the Prospectus dated the same date. To receive a free copy of the Prospectus, write or call the Company at the address or telephone numbers shown above.

Table of Contents

Fund History   *

Date and Form of Organization   *

The Fund and Its Strategies and Risks   *

Classification   *
Investment Strategies and Risks   *
Fund Policies   *
Temporary Defensive Position   *
Portfolio Turnover   *
Portfolio Holdings Disclosure   *

Management of the Fund   *

Management Information   *
Board of Directors   *
Compensation   *
Code of Ethics   *
Proxy Voting   *

Control Persons and Principal Holders   *

Control Persons   *
Principal Holders   *
Management Ownership   *

Investment Advisory and Other Services   *

Investment Advisor   *
Services Provided by Advisor and Fund Expenses Paid   *
Service Agreements   *
Other Service Providers   *

Brokerage Allocation and Other Practices   *

Brokerage Transactions and Commissions   *
Brokerage Selection   *

Capital Stock   *

Purchase, Redemption, and Pricing of Shares   *

Purchase of Shares   *
Redemption of Shares   *
Pricing of Shares   *

Taxation of the Fund   *

Performance Calculation   *

Financial Information   *

Apppendix   *

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Fund History

Date and Form of Organization

C/Funds Group, Inc. was incorporated in the State of Florida on October 24, 1984 under its original name, Caldwell Fund, Inc. In 1992, the corporation changed its name to C/Funds Group, Inc.

The Fund and Its Strategies and Risks

Classification

C/Funds Group, Inc. is a diversified, open-end, regulated investment company registered under the Securities Acts of 1933 and 1934 and the Investment Company Act of 1940.

Investment Strategies and Risks

Overview of the Funds and Their Objectives

Each Fund series has its own investment objective as briefly described below.

  C/Fund is a "total return" fund that seeks growth and income. It buys and owns both common stocks or equivalents, and fixed-income obligations in any proportion that its Adviser deems appropriate at any given time.

  C/Growth Stock Fund invests substantially all of its assets in common stocks or equivalents at all times as it seeks maximum growth of net asset value with only minor concern for volatility.

  C/Government Fund invests substantially all of its assets in fixed-income obligations issued by the U.S. Government or one or more of its Agencies for safety of principal and income.

  C/Community Association Reserve Fund is a specialized fund offered only to qualified community associations in the State of Florida for investment of association reserve funds. It invests in U.S. Government or Agency obligations for safety and income.

Total Return Concept

The Adviser believes that the "total return" concept is an all-important, though not well understood, factor affecting all investors and asset managers in contemporary times. The goal of maximizing portfolio returns with a minimum of risk is now a universal maxim within the investment community. The Adviser further believes that most, if not all, asset managers either knowingly or unknowingly use the concept in their attempts to maximize returns, regardless of the type of investment used.

The risks of value loss due to price change or to a deterioration in the issuer's financial health are vitally important influences in selecting investment types and specific securities within each type. Accordingly, the Adviser invests or reinvests fund assets in varying proportions in either fixed investments or equity investments according to the Adviser's view of the immediate outlook for each category.

The Company's original fund, then called the Caldwell Fund, now called C/Fund, was established with "total return" as its investment objective. The basic outline of that strategy applies in some respects to each Fund series, constrained mainly by the types of investments each series is permitted to acquire and hold. An edited and updated version of the original description for C/Fund is provided here for reference and information.

"The Fund and its Adviser think that high total returns are mathematically achievable over time if a portfolio can:

  Minimize decline in investment value during periods of sustained stock price weakness by reinvesting largely in fixed-income investments; and

  Achieve average or better stock appreciation (as measured against such popular market averages as the Dow-Jones Industrial and Standard and Poor's 500 averages) during periods of rising prices.

The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

Total Return Concept (continued)

There is, of course, no assurance that the Adviser can achieve this objective.

When investment appreciation is the goal, the Adviser invests most fund assets in securities of widely-held, well-known companies. Such investments are mostly common stocks and other securities, whose prices tend to rise or fall similarly to stocks, that are equivalent to or convertible into an equity investment. When asset value protection is most important, the Adviser most often invests in highest quality investments with maturities selected to achieve its goals in such a market environment. Such investments would include Treasury or Government Agency issues, money market investments, and other investments of similar quality.

With fixed-income securities, market prices fluctuate with changes in interest rates, generally the longer the maturity the greater the percentage change. As such, investing in fixed-income securities provides an opportunity to make capital gains. To maximize total return, from time to time the Adviser may also invest in fixed-income securities, doing so for appreciation from capital gains rather than for value protection or current income maximization. The Adviser would confine its fixed-income investment purchases to bonds rated A or better by Standard & Poors (see Appendix).

Flexibility is key to achieving "total return" in a portfolio. Smaller investment companies have the advantage of being able to add or remove total positions without substantially or adversely influencing the market value of individual issues traded. In today's markets, the share position size that can be traded without disrupting the market for the issues involved appears to be expanding. Should this trend continue as anticipated, constraints that might today limit the size of the Fund's portfolio because of its desire to retain trading flexibility, will become less a factor.

The Fund, like all registered investment companies, reserves the right to limit the size of its assets by discontinuing sales of Fund shares at any time. Its Board of Directors could decide to do so at any time if they feel it would be in the best interests of the Company and/or Fund shareholders to maintain adherence to its objective which requires that it be able to sell and buy total security positions.

The Adviser deems the most important portions of a portfolio's total returns to be income from interest and dividends and appreciation in share value. Appreciation is viewed as a form of repayment for the risks of price change that cannot be avoided when owning securities such as common stocks whose prices constantly change.

Recognizing that interest and dividends are important in enhancing returns sometimes results in shareholders incurring federal, state and/or local income taxes on a significant portion of their annual distributions. Shareholders should understand that such tax considerations are secondary to maximizing the Fund's total returns when the Adviser makes investment decisions.

This policy is partly based on the Adviser's belief that such taxes and tax rates have only an indirect bearing on any single company's attractiveness as an investment and partly because the Adviser believes that tax rates in general are, and should be, of declining importance to the investment decision-making process, viewed in a widest sense. Non-taxed portfolios, such as Individual Retirement Accounts, Keogh and other pension plans, are ideally suited for investing in one or more Fund series of the Company for these and other reasons."

The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

Common Stocks or Equivalents

These investments, "equities," represent either a residual share ownership interest in a publicly-traded for-profit enterprise, or are preferred shares or fixed-income obligations of an issuer that can be converted into its common stock. In broad terms, the Adviser categorizes for-profit enterprises into two basic groups: seasoned large capitalization entities; and, newer smaller capitalization entities. The features that help determine which category best fits any given enterprise are:

  Annual sales volume and the rate of growth being experienced in sales;
  Market value of all shares outstanding;
  Amount of debt owed;
  Profitability of the enterprise;
  Length of time it has been successfully in business; and,
  Kind of business in which it specializes or is seeking to participate.

Usually the applicable category for an enterprise is obvious. General Motors, AT&T, IBM, General Electric, and American Home Products are large, seasoned, widely-held enterprises with long records to analyze. Conversely, an enterprise that has been in business only three to five years when it first offers its shares publicly is clearly an unseasoned enterprise, probably with relatively small annual sales volumes and small market capitalization. Less obviously, companies that have been in business for many years, yet still have relatively small market capitalizations and annual sales volumes, may owe considerable debt as a percentage of total capital, or have unseasoned management, or offer a less well-defined or understood product or service.

Because equities normally are not required to pay a dividend unless declared, and have no maturity date when repayment in full of an initial investment is due, their market price tends to fluctuate with the issuer's changing prospects and market conditions. This open-ended nature makes equity investments more risky by definition and accordingly inappropriate for some investment purposes.

Similarly, because common stocks have no fixed-income component (convertible preferreds and fixed obligations excluded from this definition because of their hybrid nature), investment value can either advance or decline depending on the issuer's success. This potential can attract those who are prepared to accept the risks in exchange for the prospect of investment price appreciation and/or dividend stream, as compared to other types of investments.

The Adviser believes equities or equivalents are the most attractive type of investment available based on a superior long term equity performance record, today's marketplace liquidity, and the favorable longer term prospects for most enterprises in the current economic environment. Accordingly, for those investors who can afford the risk of price fluctuation or total investment loss in the most extreme case, the Adviser expects that common stocks and equivalents will continue to be the primary form of investment in Fund portfolios allowing such investments.

In making investment decisions, the Adviser considers all of these criteria as well as commonly accepted financial data like per share figures, return rates on capital, etc. Further, the Adviser uses computer-generated data which provides information that helps to determine whether the management team of an enterprise, regardless of size, understands the need to add to shareholder wealth and knows how to do it on a regular and sustained basis. This computerized analysis uses inputs that are proprietary to the Adviser and its sources, including an enterprise's "cost of capital" and its rate of return on invested capital. The Adviser believes that shareholder wealth is created when return on investment exceeds cost of capital. Both current and past experience are important indicators of whether an enterprise is succeeding on this basis, which in turn the Adviser sees as evidence of its management's capabilities in this important regard.

Fixed-Income Obligations

The U. S. Treasury, federally authorized Agencies and other governmental bodies, public enterprises, and state, local and municipal authorities all issue many kinds of fixed obligations including Bills, Notes, Bonds, Indentures, First Mortgage Obligations, Participation Certificates, and others. Each of these kinds of obligations has unique characteristics and terms which are complex and awkward to describe in detail individually. Before making a fixed-income investment purchase, the Adviser examines all known relevant data regarding term, rate of interest, call features, conditions of repayment, collateral, guarantees, etc.

The Fund and Its Strategies and Risks (continued)

Investment Strategies and Risks (continued)

Fixed-Income Obligations (continued)

In the current environment, U. S. Government obligations dominate the fixed-income market and interest rates on most fixed-income obligations are related or pegged in some way to rates on similar government obligations. In such an environment, the Adviser believes there is less need to invest in non-government related fixed-income investments.

Further, investors in general have become more risk-averse in recent years creating a favor for fixed-income investments that have some form of insurance or government guarantee or backing. Because the borrowing needs of the U. S. Treasury and other U. S. Government Agencies have created substantial growth in the size of the government-related securities market, interest rates being paid on such issues are no longer significantly lower than the rates on high quality privately-issued fixed-income obligations.

Strategies in Practice in the Funds

Generally, the Investment Adviser to the Company's Funds invests C/Fund assets mostly in shares of larger, more seasoned enterprises and C/Growth Stock Fund mostly in shares of smaller, less seasoned enterprises. When the Adviser believes an enterprise is an appropriate investment for a Fund, it makes a purchase decision regardless of how others in the investment field might categorize the enterprise as a particular class size by capitalization. In general, however, the Adviser adheres to a practice of favoring seasoned issues in the more conservative funds, and issues that appear to have faster growth prospects, regardless of size, in the more aggressive funds.

Because of the factors discussed above at "Fixed-Income Obligations" and for other reasons, the Adviser favors purchasing government-related obligations, mostly Notes and Bonds, for all Funds, most particularly those in which principal safety and income are primary objectives such as C/Government Fund and C/Community Association Reserve Fund. Although acquiring corporate fixed-income obligations in C/Fund as part of its fixed-income component from time to time is not prohibited, the Adviser favors and intends to continue to favor government-related issues, which are more marketable than all other forms of fixed-income securities. (See the Appendix for a further definition of quality as defined by a major fixed-income rating agency.)

Fund Policies

Under the terms of the By-laws of the Company and its Registration Statement pursuant to the Investment Company Act of 1940, the following investment restrictions were adopted. These restrictions can only be fundamentally changed or amended by majority approval by vote of all outstanding shares of all Funds, both individually and of the Company in total, as set forth in Company By-laws and the Investment Company Act of 1940.

Accordingly, all Fund of the Company will not:

    Invest in the direct purchase and sale of real estate.

    Invest in options, futures, commodities or commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other exploration or development programs;

    Invest in foreign-based issuers that would exceed 10% of the value of its net assets at market value at the time of acquisition, except for issues widely traded on exchanges or in markets domiciled in the U.S., which may be held in any amount permitted registered investment companies;

    Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

    Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Company's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

The Fund and Its Strategies and Risks (continued)

Fund Policies (Continued)

    Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor, except for direct investments made in custodian banking entities serving one or more of the Company's Fund series;

    Invest or deal in securities which are not readily marketable.

    Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of any Fund's total assets, invest more than 5% in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities, which are permitted to constitute 100% of the assets of any Fund of the Company at any time.

    Invest 25% or more of its total assets in a single industry or similar group of industries, except U.S. government securities.

    Maintain a margin account, nor purchase investments on credit or margin, or leverage its investments, except for normal transaction obligations during settlement periods.

    Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

    Sell securities short.

    Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Company may be deemed an underwriter of securities in some jurisdictions when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

    Purchase or retain any securities issued by an issuer, if any officer, director, or interested party of the Company or its Investment Adviser is in any way affiliated with, controls or owns more than 1% of any class of shares of such issuer, or if any such described persons as a class beneficially own or control more than 5% of any class of securities of such issuer.

    Make loans to others or issue senior securities. For these purposes the purchase of publicly distributed indebtedness of any kind is excluded and not considered to be making a loan.

Regarding Item E above, the Company uses computerized cash management sweep services offered by custodians. These services presently include reinvesting overnight and short term cash balances in shares of a money market whose primary objective is principal safety and maximum current income from holding highly liquid, short-term, fixed investments, principally U. S. Government and Agency issues. The Company only invests in such funds temporarily for convenience and efficiency as it tries to keep short term monies invested at interest only until it can make more permanent reinvestments in the ordinary course of business.

Further, Item N above does not apply to C/Growth Stock Fund which is free to buy and invest in permitted percentages in shares of companies in which a significant or majority ownership is owned or held by or for the beneficial interest of an officer, director or interested person of the Company or any of its Fund series. C/Growth Stock Fund has ever purchased such shares nor does it intend to do so in the foreseeable future.

Temporary Defensive Position

Each fund series seeks to achieve its objectives by adhering to its investment approach as outlined in the Prospectus. When equities are the principal investment sector, each fund manager maintains short term money market balances in order to earn interest on all cash balances until stocks are selected and purchased. Likewise, fixed income funds retain all cash in short term money market balances until security selections are determined. In view of the modern investment environment of low inflation and low interest rates, all fund managers now consider money market balances as a permanent investment sector when avoidance of price change on fixed investments is considered consistent with fund objectives. As a total return fund, carrying large money market balances at any given time for any length of time is fully consistent with the objective of the C/Fund series.

The Fund and Its Strategies and Risks (continued)

Portfolio Turnover

The Company's policy is to limit each Fund's portfolio turnover to transactions necessary to carry out its investment policies and/or to obtain cash for share redemptions. Portfolio turnover rates, which vary from period to period depending on market conditions, are computed as:

The lesser of either total purchases or total sales, on an annualized basis, divided by

The average total market value of the assets held.

For equity Funds, the portfolio turnover rate tends to be higher than normal during formative years. Afterward, it is the Advisor's goal to minimize turnover by buying and holding rather than trading securities to the extent that it remains consistent with the Fund's investment objectives. For government securities purchases and sales, turnover is calculated if the securities mature beyond one (1) year from date of purchase. This tends to increase the portfolio turnover percentages, which are reported for each Fund series in the financial statements incorporated into this Statement of Additional Information by reference.

C/Growth Stock Fund's turnover rate increased as Management pursued permitted practices of taking profits and losses to re-employ assets in pursuance of fund objectives. Changes in portfolio turnover for C/Fund were insignificant given the Fund's objectives and market conditions. Turnover rates in the C/Government Fund and C/Community Association Reserve Fund reflect response to the prevailing market interest rates and are not abnormal for bond funds with similar maturities. It is anticipated that in the upcoming year changes in turnover rates for the various Funds will fluctuate driven by the same investment objectives as they are pursued in the market environment that occurs.

Portfolio Holdings Disclosure

The following discussion sets forth the Company's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Service Providers

The Company's custodian and data processing service provider are permitted to have real time access to each Fund's portfolio to perform their daily tasks. Neither of these service providers are considered third-parties as they are deemed to be affiliated with the Company. The Company's independent and internal auditors have informational access as required in the performance of their audits. The Company serves as it's own transfer agent, so portfolio access is not an issue in transacting related tasks. Each of these parties is ethically prohibited from sharing any Fund's portfolio with any third party unless expressly authorized by the president of the Company.

Rating and Ranking Organizations

As a rule, the Company does not provide entire portfolio holdings of the Funds to any rating and ranking organizations. The President, in his discretion, may elect to share this information in a given situation if it is deemed in the best interest of investors.

Disclosure to Other Parties

The Company is required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis. The Company does not disclose portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.

Management of the Fund

Management Information

Following are the names, duties, and affiliations of the Officers of the Company and the members of the Company's Board of Directors.

All directors were elected by shareholders at the latest Annual Meeting of Shareholders.

Name, Address, and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Director- ships Held
Non-Interested Directors
William L. Adams 7339 Hawkins Road Sarasota, FL 34241 Age: 54	Director	Term: 1 Year Service: 3.4 Years	Branch Manager, Sarasota Office, Vanguard Capital, San Diego, CA, and representative; Retired.	N/A	None
D. Bruce Chittock 19625 Cats Den Road Chagrin Falls, OH 44023 Age: 70	Chairman, Board of Directors	Term: 1 Year Service: 7.5 Years	Retired Industrial Engineer, Equipment for Industry, Inc., Cleveland, OH; Retired.	N/A	None
Emmett V. Weber 3411 Bayou Sound Longboat Key, FL 34228 Age: 72	Director	Term: 1 Year Service: 11.8 Years	Real estate; Retired Capt. USAir, Pittsburgh, PA.	N/A	None
Interested Directors
Roland G. Caldwell, Jr.(1)(2) 3320 Hardee Drive Venice, FL 34292 Age: 37	Director and President	Term: Director, 1 Year Term: Officer, N/A Service: 11.8 Years	Officer, Trust Companies of America, Inc., currently Pres.; Officer, Caldwell Trust Co., currently Pres., Treas. and Trust Officer; Officer, Omnivest Research Corp., currently Pres.	N/A	None
Deborah C. Pecheux(1)(2) 1911 Oakhurst Parkway Sugarland, TX 77479 Age 47	Director	Term: 1 Year Service: 12.0 Years	VP CareVu Corporation (claim management and electronic services software company).	N/A	None
Other Non-Interested Personnel
Lyn B. Braswell 1393 Mustang Streeet Nokomis, FL 34275 Age: 52	Secretary and Fund Admini- strator	Term: N/A Service: 10.7 Years	C/Funds Group, Inc.; Caldwell Trust Co., Asst. Trust Officer; Trust Companies of America, Inc.	N/A	None

(1) Interested persons under the 1940 Act.
(2) Mr. Caldwell and Ms. Pecheux are siblings.

Board of Directors

Under the By-Laws of the Company, the Board of Directors have control and management of the business of the Company. Also, subject to the laws of the State of Florida and the Company's Certificate of Incorporation, they may do all those things and exercise all those powers that are not required by law or by the Certificate of Incorporation to be done or exercised by the shareholders.

Management of the Fund (continued)

Board of Directors (Continued)

The members of the Board of Directors have the power to appoint and remove officers or employees, determine their duties, fix and change their compensation, and, in an officer's absence, to grant his or her powers to another officer. They may also fix and change any compensation paid to members of the Board. By resolution, they may designate committees that can exercise the powers of the Board in management of the business and affairs of the Company.

Standing Committees

The Board of Directors has a standing Audit Committee. The members of this Committee provide the Company's independent auditors with access to information regarding the Funds and their operations outside of the auspices of Management. Not less than annually, the Committee members meet with those auditors on a formal basis. On an ongoing basis, they are available to the auditors for any access needed or requested. Monthly, the members receive reports of Fund holdings and brokerage transactions for review. At each Board meeting they review the Funds' financial reports. Annually, they provide a report of their findings and assessments at the Annual Meeting of Shareholders. The members are Mr. William L. Adams, Mr. D. Bruce Chittock, and Ms. Deborah C. Pecheux. During 2004, one meetings was held.

Beneficial Ownership in Equity Securities in the Funds

Director Name	Dollar Range of Equity Securities in the Fund (as of 12/31/04)		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
William L. Adams	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$1 -- $10,000	N/A
Roland G. Caldwell, Jr.	C/Fund	$1 -- $10,000	N/A
D. Bruce Chittock	C/Fund	$50,001 -- $100,000	N/A
	C/Growth Stock Fund	$10,001 -- $50,000
Deborah C. Pecheux	C/Fund	$10,001 -- $50,000	N/A
	C/Growth Stock Fund	$10,001 -- $50,000
Emmett V. Weber	C/Fund	$1 -- $10,000	N/A

Beneficial Ownership of Equity Securities in Related Companies by Non-Interested Directors

Trust Companies of America, Inc., a closely held Florida corporation, is the parent of Omnivest Research Corporation, the Company's Investment Advisor. The following non-interested directors hold the stated positions in Trust Companies of America, Inc. as of December 31, 2004.

Director Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
William L. Adams	William L. and Helene Adams, Joint with Spouse	Trust Companies of America, Inc.	Common	$31,737.00	0.28%
D. Bruce Chittock	D. Bruce and Geraldine Chittock, Joint with Spouse	Trust Companies of America, Inc.	Common	$101,562.00	0.90%
Emmett V. Weber	Emmett V. Weber, Self	Trust Companies of America, Inc.	Common	$166,015.00	1.47%

Management of the Fund (continued)

Compensation

All persons who hold positions with the Company and perform duties for the Funds are employees of Trust Companies of America, Inc. ("TCA") and are compensated by TCA. Expenses of "interested" directors are and will always remain the responsibility of the Investment Adviser to the Company and its Funds, Omnivest Research Corporation ("ORC").

The non-interested directors of the Company are the only persons receiving compensation from the Company which has no pension or retirement plan. Compensation paid by the Company to non-interested directors as of fiscal year end 2004 is as follows:

Name of Non-Interested Director	Aggregate Compensation From Each Fund				Total Compensation From Company and Funds Paid to Directors
	C/Fund	C/Growth Stock	C/Government	C/Community Association Reserve
William L. Adams	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00
D. Bruce Chittock	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00
Emmett V. Weber	$3,281.82	$1,077.71	$781.58	$158.89	$5,300.00

Code of Ethics

The Company and the Investment Advisor have adopted a Code of Ethics under which covered persons and members of their immediate family may not purchase or sell a security within prescribed periods before or after the purchase or sale of the same portfolio security by the Fund. Nor, within the prescribed periods, may such persons purchase or sell any security into which a portfolio security is convertible or with respect to which a portfolio security gives its owner an option to purchase or sell the security.

Proxy Voting

The Company has delegated proxy voting responsibility for all funds to its Custodian. As a chartered trust company and a true fiduciary, the Custodian's policy is to vote proxies in the best interests of its clients at all times in accordance with its fiduciary duties. In that light, both the Company and the Custodian foresee no circumstance in which a conflict of interest would arise. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

    Maintain and strengthen the shared interests of stockholders and management;
    Increase shareholder value; and
    maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where the Custodian perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, it will generally vote against it. The Custodian generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, the Custodian's voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders. In the event of an out of the ordinary measure brought to vote, the Custodian will obtain proxy voting instructions from the Advisor.

Information on how the Funds voted proxies related to their portfolio securities during the twelve month period ending June 30 is available without charge by calling 941-488-6772 or through the web site of the Securities and Exchange Commission at http://www.sec.gov.

Control Persons and Principal Holders

Control Persons

Omnivest Research Corporation ("ORC"), the Investment Advisor to the Company and its Funds, is a wholly owned subsidiary of Trust Companies of America, Inc. ("TCA"). Shares of TCA, a corporation registered in the State of Florida, are owned by approximately 150 shareholders. Voting control of TCA is held by the Caldwell family.

Neither ORC nor TCA has control over the voting rights of Fund series shareholders. No shareholder holds a controlling interest (more than 25%) of the combined total assets of the Funds.

One shareholder of the C/Community Association Reserve Fund qualifies as a "Control Person" by holding more that 25% of that fund in one account. That shareholder, Mission Lake of Venice Condominium Association, is a Florida "Community Association." Its holdings do not affect the voting rights of the other shareholders of that fund.

Principal Holders

No individual shareholder either directly or beneficially owns 5% or more of the shares of C/Fund. Following is principal holder information for C/Growth Stock Fund, C/Government Fund, and C/Community Association Reserve Fund.

C/Growth Stock Fund:
Account Holder	Address	Percentage
Linda A. Bayard	5264 Kent Rd., Venice, FL 34293	5.93%
Wilson-Wood Foundation, Inc.	3665 Bee Ridge Rd., Ste. 302, Sarasota, FL 34233	15.21%

C/Government Fund:
Account Holder	Address	Percentage
Thomas Stillwagon	506 Summerfield Way, Venice, FL 34292	5.24%

C/Community Association Reserve Fund:
Account Holder	Address	Percentage
Crosswind Condo. Assn.	1162 Indian Hills Blvd., Venice, FL 34293 (1)	5.54%
Crown Colony South Condo. Assn.	P. O. Box 380602, Murdock, FL 33938	6.75%
South Creek Owners Assn., Inc.	1162 Indian Hills Blvd., Venice, FL 34293 (1)	7.60%
Beach Manor Villas South, Inc.	1162 Indian Hills Blvd., Venice, FL 34293 (1)	10.69%
Terra Cove Homeowners Assn.	1060 East Laurel Road, Nokomis, FL 34275	10.88%
Fiddlers Green Condo. Assn.	1162 Indian Hills Blvd., Venice, FL 34293 (1)	13.58%
Holiday Travel Park	1162 Indian Hills Blvd., Venice, FL 34293 (1)	24.88%

(1) Each of these community associations uses their association management company's address as their mailing address.

Management Ownership

The officers and directors as a group own 2.2% of the total assets of the Funds. Ownership percentage in C/Fund is 3.6% and in C/Growth Stock Fund is 2.5%.

Investment Advisory and Other Services

Investment Advisors

The Investment Adviser to the Company and its Funds is Omnivest Research Corporation ("ORC") (formerly Caldwell & Co.). ORC is a Florida corporation, presently registered and practicing as an "Investment Advisor" under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the Florida Division of Securities. ORC is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"), a privately held company whose majority ownership is controlled by the Roland G. Caldwell family. TCA was formed mid-1995 to serve as parent to all operating subsidiaries and divisions, each of which provides a specific trust or financial service to the general public under its own identity.

Investment Advisory and Other Services (continued)

Investment Advisors (continued)

ORC was incorporated October, 1969, and has been continuously offering investment advisory services since the date of its formation. Until 1995, ORC's principal activity was to provide investment advisory services, primarily under contract to the Company, to banks and other financial institutions, and to individual clients generally located in the service area in and around Sarasota County, Florida. In mid-1995, ORC ceased all Advisory activities except to the Company, which is now its sole advisory client. In July, 1997, Roland G. Caldwell, Jr., who is President of the Company, was elected President of ORC.

Roland G. Caldwell serves as director of ORC and its principal investment professional. He has been actively employed and/or in practice as a securities analyst, portfolio manager and Investment Adviser since 1958, mainly managing trusteed accounts and similar types of client portfolios for bank trust clients. He has held key managerial investment responsibilities at trust/banking companies with assets under administration at each ranging in size from approximately $80 million to over $1 billion. These trust/banking companies were located in both the U.S. and abroad. Mr. Caldwell was born November 10, 1933, and is a graduate of Kent State University, 1958, holding a Bachelor of Science Degree in Business Administration/Accounting.

ORC provides services to the Company and all its Funds under contracts which are non-assignable by ORC. Those contracts provide for payment of a fee, calculated daily and paid monthly, at the rate specified in each contract and based on the daily market value of the Fund's net assets. For C/Fund and C/Growth Stock Fund, that rate is 1%. For the C/Government Fund and C/Community Association Reserve Fund, that rate is .5%. These contracts, which shareholders and the Board of Directors approve as required, are terminable upon 30 days written notice, one party to the other.

In approving the extension of the Investment Advisory Contract between the Company and the Advisor for each fund for the coming year, the Board of Directors considered a number of factors, including, but not limited to, the following:

    The nature and quality of the services provided by the Advisor;
    The capability of the Advisor to provide those services;
    The reasonableness of the compensation payable to the Advisor;
    The Funds' performance;
    Each Fund's expense ratio; and
    Comparative information on fees and expenses of similar mutual funds.

Based upon its review, the Board concluded that the Advisor had the ability to manage the Funds effectively. Further, the Board concluded that based on the services the Advisor renders under the Investment Advisory Contracts, that the compensations to be paid to the Advisor were fair and reasonable. Thus, the Board of Directors concluded that it would be in the best interests of the Funds to continue the Investment Advisory Contracts with the Advisor.

Management fees paid to ORC by the Company for the last three fiscal years are shown below.

Year Ended	Amount
2004	$72,201
2003	$72,765
2002	$61,455

Services Provided by Advisor and Fund Expenses Paid

Total direct operating costs of the Company are voluntarily restricted to 2% of net assets of each Fund, primarily because this is the maximum permissible percentage permitted by some states. Expenses in excess of this 2% limitation are the responsibility of ORC under the terms of the investment contract with the Company. In compliance with standard accounting practices and rules and laws governing regulated investment companies, investment research costs and/or allowed expenses of the Company are included for purposes of calculating the 2% limitation.

During the fiscal year ended December 31, 2004, total expenses for C/Fund and C/Growth Stock Fund exceeded the 2% limitation by $11,901 and $3,976 respectively. These amounts were recorded as a receivable and as an expense waiver on the books of the Company by the respective funds. Typically, the Company does not expect the expenses of any Fund series to exceed 2% of net asset value in any fiscal year.

Investment Advisory and Other Services (continued)

Services Provided by Advisor and Fund Expenses Paid (continued)

Expenses of "interested" directors and losses incurred by the Company as a direct result of any purchase fails shall always remain the responsibility of the Investment Adviser. ORC and its parent company TCA have been providing administrative and shareholder services to the Company since inception.

No part of the expenses of the Company or its Funds is paid by any other party.

Service Agreements

Since 1987, the Company became responsible for lease payments for software to operate the Company's Fund series. Software lease payments were paid to C/Data Systems (formerly C/Data Systems, Inc.), a division of Trust Companies of America, Inc. ("TCA"), to lease "C/MFAS," a mutual fund accounting system trademarked and owned by C/Data Systems. TCA is controlled by the family of Roland G. Caldwell. As of the date of this Statement of Additional Information, lease payments being paid to C/Data Systems are at the rate of $500 per month under a contract approved by the Board of Directors of the Company and of TCA, which contract is cancelable by the Company on 30-days written notice.

Other Service Providers

Transfer agent

C/Funds Group, Inc. serves as its own Transfer Agent under the Securities Act of 1934 and as its own dividend paying agent. The Company makes no charge to any of the Fund series for these services.

Custodian

The custodian for the Company and all its Fund series is Caldwell Trust Company, 201 Center Road, Suite Two, Venice, Florida 34285. Caldwell Trust Company ("CTC") is an independent trust company chartered in the state of Florida and is a wholly-owned subsidiary of Trust Companies of America, Inc. ("TCA"). TCA is a privately held company whose majority ownership is controlled by the Roland G. Caldwell family.

The custodian performs customary custodial services under its Custody Agreement with each of the Company's Funds. Among those services are handling the purchase and sale of investments and managing securities deliveries through the custodian's relationship with the Depository Trust Company. The custodian also collects income on the property it holds under its custodial agreements, pays expenses and remittances, and reinvests income as instructed by the Company. The Company compensates the custodian as they mutually agree from time to time. Currently the fee paid to CTC by the Funds is calculated as .3% of the market value per year for each fund.

Accountant

The independent accountants for the Company and all its Fund series is Gregory, Sharer & Stuart, 100 Second Avenue South, Suite 600, St. Petersburg, Florida 33701-4383.

Brokerage Allocation and Other Practices

Brokerage Transactions and Commissions

Orders to purchase and sell portfolio securities are made under the control of the President of the Company, subject to the overall supervision of the Board of Directors. All orders are placed at the best price and with the best execution obtainable. Buy and sell orders are placed according to the type, size, and kind of order involved and as each condition may demand, to secure the best result for the Company and its shareholders, all factors considered.

Brokerage Allocation and Other Practices (continued)

Brokerage Transactions and Commissions (continued)

The Company is permitted to use broker-dealer firms that: (1) charge low commission rates; (2) have demonstrated superior execution capabilities; and (3) provide economic, corporate and investment research services. In the opinion of the Advisor, the Company, and its Board of Directors, selections based on such criteria serve the best interests of the Company and Fund shareholders.

Following are the aggregate commissions paid to these firms during the last three fiscal years for the named funds. The changes from year to year are normal and consistent with normal Fund growth and portfolio turnover.

Year	Fund				Total
	C/Fund	C/Growth	G/Government	C/Community Association Reserve
2004	$631	$1,749	$0	$0	$2,380
2003	$499	$2,239	$0	$0	$3,038
2002	$1,818	$3,111	$0	$0	$4,929

Brokerage Selection

The Company's policy is to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Company and its Investment Advisor are responsible for directing all transactions through brokerage firms of its choice. All securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost.

From 1986 to the end of 1999, the Company made all securities transactions through large, non-retail brokerage firms specializing in providing financial institutions and others with low cost security transactions, third-party generated research services, and certain specialized services for the direct benefit of shareholders of regulated investment companies. At the end of 1999, the Company began using a direct electronic link to an institutional broker that charges $.03 per share for most trades and that does not provide the Company with research services.

Capital Stock

The only securities authorized by the Company are 5,000,000 capital shares at $.001 par value.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Initial Purchases

Investors can purchase common shares of the Company with no required minimum investment and no sales charge by filling out an application form, signing it correctly, and delivering it by mail or in person to the Company's principal office in Venice, Florida. A copy of the application is inserted as a part of the Prospectus and is available by request to the Company, which is the sole distributor of Fund shares.

The purchase price will be at the next net asset value per share that the Company determines after receiving a valid purchase order. The date on which the Company accepts the application and the net asset value that is calculated at the close of business on that date determines the purchase price and will normally be the purchase date for shares. Payment for shares purchased must be by check, which need not be a certified check, or receipt of good funds by the Company.

The Company reserves the right to withhold or reject requests for purchases for any reason, including uncollectable funds. If a purchase is canceled due to uncollectable funds, the purchaser is liable for all administrative costs incurred and for all other losses or charges for the invalid transfer and/or purchase.

IRA accounts and other pension accounts can purchase shares of the Company at any time for any eligible amount.

Purchase, Redemption, and Pricing of Shares (continued)

Purchase of Shares (continued)

Subsequent Purchases

Subsequent purchases of shares by a registered shareholder can be made by mail to the Company at its current address and/or telephone number. All subsequent individual and other non-IRA purchases can be made in any amount with no minimum required and with no sales charge. Such amounts are due and payable to the Company in good funds on the purchase date.

Reinvestments

The Company automatically reinvests all dividend distributions to shareholders in additional shares of the Company at the net asset value determined as of the close of business on the dividend distribution payment date, unless the shareholder instructs otherwise in writing before the distribution record date.

Fractional Shares

When share purchases or redemptions are made or when a shareholder requests cash, shares will be issued or redeemed accordingly, in fractions of a share, calculated to the third decimal place. (Example: $1,000 invested in shares at a net asset value of $11.76 per share will purchase 85.034 shares.)

Issuance of Share Certificates

The Company does not issue share certificates to registered shareholders unless they specifically request issuance in writing to the Company. All such requests must be signed exactly as the share registration appears on the shareholder register kept by the Company as its own Registrar and Transfer Agent. However, due to the additional work involved with issuing certificates and the added costs, shareholders are encouraged to have all shares held in an account maintained by the Company itself, as is rapidly becoming the custom within the mutual fund industry.

Redemption of Shares

Shareholders can sell back all or a portion of their shares to the Company on any day that the Fund's net asset value ("NAV") is calculated. Such share redemptions will be made as described in detail in the Prospectus dated this same date and are subject to the terms and conditions stated in this document. The Company makes redemptions at the next NAV calculation after it receives and accepts the redemption request. Although the Company can withhold payment for redeemed shares until it is reasonably satisfied that all funds for any purchases have been collected, payment will normally be made the next business day immediately following redemption date. However, the Company reserves the right to hold payment up to seven (7) calendar days if necessary to protect the interests of the Company and its shareholders.

If the New York Stock Exchange is closed for any reason other than normal weekend or holiday closings, if trading is halted or restricted for any reason, or if any emergency circumstances are determined by the Securities and Exchange Commission, the Company's Board of Directors of have the authority and may suspend redemptions or postpone payment dates.

Under circumstances the Board of Directors may determine, they may, like with most other mutual funds, elect to make payments in securities or other Company assets rather than in cash, if they deem at the time that such payment method would be in the best interest of the shareholders of the Company. Such payment in kind, if ever necessary, would involve payment of brokerage commissions by the shareholder if and when securities so received are ever sold.

No minimum amount is necessary to keep an account open, except that the Company reserves the right to request that small accounts be redeemed and closed if the cost of activity in the accounts is unjustified. The Company will provide prior notice of not less than 60 days to shareholders before closing an account as an opportunity for additional funds to be invested. No automatic redemptions will be made in accounts solely due to the amount of money invested. IRA and pension accounts may retain a balance in their accounts without regard to any minimums.

All share redemptions, regardless of the reason, give rise to a "completed sale" for tax purposes when made and shareholders will normally realize a gain or loss at that time. Such gain or loss is customarily determined by, and is usually equal to, the difference between the original purchase price of redeemed shares compared to the dollar amount received upon redemption of the same shares.

Purchase, Redemption, and Pricing of Shares (continued)

Redemption of Shares (continued)

Shareholders who hold share certificates and want to redeem their shares must deliver those certificates to the Company in person or by mail in good form for transfer before redemption can occur. Signatures on all certificates to be redeemed must be guaranteed by an officer of a national or state bank, a trust company, federal savings and loan association; and/or a member firm of the New York, American, Boston, Mid-West, or Pacific Stock Exchanges. Any such guarantee must be acceptable to the Company and its transfer agent before any redemption request will be honored. The Company will not accept signatures guaranteed by a Notary Public.

The Company has the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in its or its agent's possession, to the complete satisfaction of the Company and its Board of Directors.

If you "exchange" the shares of one fund for another. The shares from the sending fund are treated as a sale and are therefore taxable.

Pricing of Shares

Net asset value per share is computed by dividing the aggregate market value of the net assets of each Fund of the Company, less that Fund's liabilities if any, by the number of that Fund's shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the last known trade price on or after the 4:00 p.m. close (New York time) of business on the New York Stock Exchange ("NYSE") on each day the Company and the NYSE are open, and on any other day in which enough trading in portfolio securities occurs so that value changes might materially affect the current net asset value. NYSE trading is closed weekends and holidays, which are listed as New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Additionally, the Fund closes on Columbus Day and the day after Thanksgiving.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations may not be readily available or which might not actively trade will be valued at fair value as determined by procedures that will be established by the Board of Directors. It is the belief of the Board that such procedures result in price determinations that more closely reflect the fair value of such securities, particularly for tax-exempt fixed income securities, which often have only limited trading activity.

Money market instruments are valued at cost which approximates market value unless the Board of Directors determines that such is not a fair value. The sale of common shares of the Company will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or when the Board of Directors in its sole judgment believes it is in the best interest of shareholders to do so.

Taxation of the Fund

The Company has qualified for and has elected the special treatment afforded a "regulated investment" company under Subchapter M of the Internal Revenue Code. In any year in which it qualifies and distributes substantially all of its taxable net investment income (NII), the Company (but not its shareholders) is required to pay Federal income taxes only on that portion of its investment income that is undistributed. Otherwise, the Company would be taxed at ordinary corporate federal and state income tax rates on any NII not distributed to shareholders at least annually.

The Company intends to remain qualified under Sub-Chapter M of the Internal Revenue Code by:

    Distributing to each shareholder at least 90% of the aggregate NII of each Fund at least annually,
    Deriving at least 90% of its gross income from dividends, interest, income from securities on loan, gains from the sale of stocks or securities, or other income derived from investing in such stock, securities, or currencies,

Taxation of the Funds (continued)

    Investing its portfolios so that 50% or more of Fund assets are invested in cash items or stock issues, excluding any one security investment which exceeds 5% of the value of Fund assets at market value or more than 10% of the issuer's outstanding voting securities, and
    Investing in portfolios so that 25% of the Fund assets are not invested an any one issuer, except for U.S. Government securities.

Dividends paid to shareholders are in effect distributions of the Company's NII which are normally taxable to shareholders when received whether in cash or as additional shares. Distributions to shareholders of any realized capital gains are also taxable under existing tax laws at ordinary income tax rates, whether distributed in cash or as additional shares.

For a shareholder who sells shares back to the Company as a redemption, the tax treatment will depend on whether or not the investment is considered a capital asset in the hands of the shareholder. In most cases this would be true, and in that event, a sale of shares will be treated as a capital transaction to be taxed depending upon the tax treatment afforded such transactions by tax laws existing at the time of sale. Advice from shareholder's own tax counsel is recommended regarding the taxability of distributions. For tax purposes, the Company will endeavor to notify all shareholders as soon as practicable after the close of the calendar year of all amounts and types of dividends and distributions paid out during the year just ended, generally in accordance with tax laws in place at the time of payment.

Performance Calculation

Changes or interpretations of rules made from time to time by the Internal Revenue Service may serve to temporarily or permanently alter existing tax treatment of Fund distributions to shareholders. The Company makes every effort, with the assistance of its tax advisors and independent public accountants, to act in the best interest of its Fund shareholders at all times. Such changes and/or delays in IRS rules make it difficult for regulated investment companies and their shareholders to be certain as to all interpretations at all times.

The Company may advertise fund performance in terms of average annual total return for 1, 5, and 10 year periods, or for such lesser periods as a fund has been in existence. For funds that invest primarily in bonds, the Company may quote 30-day yields. Total return is computed as of the close of business on the last business day of the year. Yields are computed as of the close of business on the last business day of the month. The calculation formulas are show below.

Average Annual Total Return Before Taxes

P(1+T)n= ERV

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

Average Annual Total Return After Taxes on Distributions

P(1+T)n = ERVD

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions)
n	=	number of years
ERVD	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption

Performance Calculation (continued)

Average Annual Total Return After Taxes on Distributions and Redemption

P(1+T)n = ERVDR

Where:

P	=	a hypothetical initial payment of $1,000
T	=	average annual total return (after taxes on distributions and redemption)
n	=	number of years
ERVDR	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption

30-Day Yield

Yield = 2[((a-b)/(cd)+1) 6 -1]

Where:

a	=	Dividends and interest earned during the period
b	=	Expenses accrued for the period (net of reimbursements)
c	=	The average daily number of shares outstanding during the period that were entitled to receive dividends
d	=	The maximum offering price per share on the last day of the period

Financial Information

The Company's audited Annual Report, and its Semi-Annual Report if applicable, are incorporated into this Statement of Additional Information by reference. Investors may request a free copy by calling or writing the Company at the telephone number or address shown on the cover page of this document.

For financial highlights for each Fund series, see the section of the Prospectus describing each Fund. For information regarding the compensation of Company officers and directors, see the "Compensation" topic in this Statement of Additional information on page *.

Appendix

Bond Rating Categories as Defined by Standard & Poor's are quoted in part and inserted herein for the information of potential investors in the Company as a reference as follows:

A S&P's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P's from other sources it considers reliable. S&P's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.   Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.   Nature of and provisions of the obligor;

III.   Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA.   Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA.   Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A.   Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB.   Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB,B,CCC,CC,C.   Debt rated BB,B,CCC,CC, and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI.   The rating is reserved for income bonds on which no interest is being paid.

D.   Debt rated D is in default, and repayment of interest and/or repayment of principal are in arrears.

NR.   Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy."

PART C

RE: REGISTRATION OF C/FUNDS GROUP, INC.

February 25, 2005

Item 23.	Exhibits
(a) Articles of Incorporation
Enclosed with Prior Filing Dated April 30, 1992

(b) By-Laws (including Indemnification Clause)
Enclosed with Prior Filing Dated April 30, 1992

(c) Instruments Defining Rights of Security Holders (Included in Prospectus and By-Laws)
By-Laws Enclosed with Prior Filing Dated April 30, 1992 Prospectus Enclosed Herewith.

(d) Investment Advisory Contract Extension Addenda
Enclosed Herewith.

(e) Underwriting Contracts
Not Applicable.

(f) Bonus or Profit Sharing Contracts
Not Applicable.

(g) Custodian Agreements Extension Addenda
Enclosed herewith.

(h) Other Material Contracts
Not Applicable.

(i) Legal Opinion
Enclosed herewith.

(j) Other Opinions
1. Auditors Consent to Publish Financial Statements
Enclosed herewith.
2. Auditors Internal Control Letter
Enclosed herewith.

(k) Financial Statements
Enclosed herewith.

(l) Initial Capital Agreements (Specimen Subscription Form and List
of Original Investor Subscribers to Shares in the Fund)
Enclosed with Prior Filing Dated June 12, 1985.

(m) Rule 12b-1 Plan
Not applicable.

(n) Rule 18f-3 Plan
Not applicable.

(o) Reserved.

(p) Code of Ethics
Enclosed with Prior Filing Dated October 15, 1995.

(q) Other
1. Updated Charter of Incorporation, State of Florida
Enclosed with Prior Filing Dated February 28, 1994.
2. Specimen Share Certificate
Enclosed with Prior Filing Dated September 15, 1997.
3. IRA Specimen Custody Account Opening Form
Enclosed with Prior Filing Dated April 30, 1992.

Item 24.	Persons Controlled by or Under Common Control with the Fund

Trust Companies of America, Inc. ("TCA"), a private Florida corporation, is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. TCA also owns 100% of Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company regulated by the Florida Department Of Banking and Finance and was chartered November 1, 1993. Roland G. Caldwell, Jr. is President of Registrant and serves as President of ORC.

Item 25.	Indemnification (By-Laws Article XI, Indemnification of Officers and Directors)
Included by reference to Registration Statement filed February 28, 1985, as thereafter amended.

Item 26.	Business and Other Connections of Investment Advisor

Trust Companies of America, Inc. ("TCA"), a private Florida corporation, is controlled by Roland G. Caldwell and other family members. TCA owns 100% of Omnivest Research Corporation ("ORC"), the Registrant's Investment Advisor. TCA also owns 100% of Caldwell Trust Company ("CTC"), the Registrant's Custodian. CTC is a Florida Chartered Trust Company regulated by the Florida Department Of Banking and Finance and was chartered November 1, 1993. Roland G. Caldwell, Jr., President of Registrant, serves as President of ORC.

Item 27.	Principal Underwriters
Not Applicable.

Item 28.	Location of Accounts and Records
	Registered Office of Registrant:	201 Center Road, Suite Two, Venice, FL 34285
	Records Used and Kept By:	Roland G. Caldwell, Jr., President

Item 29.	Management Services

Registrant's books and financial ledgers are kept on "C/MFAS", a computer program leased from C/Data Systems, a division of TCA, which is controlled by Roland Caldwell and other family members. C/MFAS is leased to Registrant under terms that call for the payment by registrant, as lessee, of a monthly fee of $500 to C/Data Systems. The lease is cancelable at any time by Registrant on 30 days written notice to lessor.

Item 30.	Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, C/Funds Group, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Venice, and the State of Florida, on this the 25th day of February, 2005.

Registrant:

C/FUNDS GROUP, INC.

By:	/s/ Roland G. Caldwell, Jr.	By:	/s/ D. Bruce Chittock
	Roland G. Caldwell, Jr. Director/President		D. Bruce Chittock Director

By:	/s/ Deborah C. Pecheux	By:	/s/ Lyn B. Braswell
	Deborah C. Pecheux Director		Lyn B. Braswell Secretary